Jammin Java Corp. 8-K

Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of June 27, 2016, is made between Jammin Java Corp., a Nevada corporation dba Marley Coffee (“Grantor”) and Fifty-Six Hope Road Music Limited, a company organized under the laws of the Bahamas (“Secured Party”), with reference to the following facts:

RECITALS

A.

Grantor desires to issue to Secured Party a secured promissory note in the original principal amount of $297,324.05 (the “Note”).

B.

In order to induce Secured Party to accept the Note, Grantor has agreed to enter into this Agreement, by which Grantor shall grant Secured Party a security interest in all Collateral (as defined below).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

1.

Definitions. Terms defined in the California Uniform Commercial Code (the “UCC”) and not otherwise defined in this Agreement shall have the meanings defined for those terms in the UCC. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

“Agreement” means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

“Collateral” means and includes all present and future right, title and interest of Grantor in or to any Property or assets whatsoever, and all rights and powers of Grantor to transfer any interest in or to any Personal Property, Real Property or assets whatsoever, including, without limitation, all of Grantor’s Real Property and any and all of the following Personal Properly:

(1)

accounts;

(2)

chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper);

(3)

goods (including, without limitation, equipment, inventory and fixtures);

(4)

insurance receivables;

(5)

instruments (including, without limitation, promissory notes);

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(6)

investment property (including, without limitation, all holdings of Grantor of capital stock, together with all proceeds, replacements, substitutions, and newly issued or distributed additional shares of capital stock;

(7)

documents;

(8)

deposit accounts;

(9)

letter-of-credit rights;

(10)

general intangibles (including, without limitation, payment intangibles);

(11)

software;

(12)

supporting obligations;

(13)

automobiles and watercraft;

(14)

bank and investment accounts;

(15)

other assets (including, without limitation, all books and records, inventions, discoveries, trade secrets, intellectual property rights, patents, trademarks, trade names, service marks and copyrights, registrations of and applications relating to any of the foregoing, and all associated goodwill); and

(16)

to the extent not listed above as original collateral, proceeds and products of, and accessions to, the foregoing.

“Event of Default” shall occur upon the default under this Agreement or the Note.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable Law of any jurisdiction with respect to any Property.

“Obligations” means the payment in full of all principal, interest and other sums evidenced or authorized by the Note.

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“Person” means any individual, corporation, joint venture, limited liability company, partnership, trust, unincorporated organization or governmental entity or agency.

“Personal Property” means any interest of Grantor in any kind of personal property, whether tangible or intangible.

“Property” means any interest of Grantor in any kind of property or asset whether Real Property, Personal Property or mixed, or tangible or intangible.

“Real Property” means any interest of Grantor in any kind of real property, whether tangible or intangible.

2.

Security Agreement. For valuable consideration, Grantor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Obligations.

3.

Power of Attorney. Grantor grants to Secured Party an irrevocable power of attorney coupled with an interest authorizing and permitting Secured Party, at its option upon the occurrence of an Event of Default, with or without notice to Grantor, to do any or all of the following:

3.1

endorse the name of Grantor on any checks or other evidences of payment whatsoever that may come into the possession of Secured Party regarding Collateral in order to implement the provisions of this Agreement;

3.2

pay, settle, compromise, prosecute or defend any action, claim, conditional waiver and release, or proceeding relating to Collateral;

3.3

verify, sign, acknowledge, record, file for recording, serve as required by law, any claim of mechanic’s lien, stop notice or bonded stop notice in the sole and absolute discretion of Secured Party relating to any Collateral;

3.4

insert all recording or service information in any mechanic’s lien or assignment of rights under stop notice/bonded stop notice which Grantor has signed in connection with this Agreement, recorded or served to enforce payment of the Collateral;

3.5

file on behalf of Grantor any financing statement, amendment thereto or continuation thereof:

(A)

deemed necessary or appropriate by Secured Party in its reasonable discretion (from the standpoint of a secured creditor) to protect Secured Party’s interest in and to the Collateral; or

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(B)

required or permitted under any provision of this Agreement; and

3.6

do all other things necessary and proper in order to carry out this Agreement. The authority granted to Secured Party herein is irrevocable until all of Grantor’s obligations under the Note are satisfied in full. Secured Party shall have no obligation to exercise any of the rights granted to it hereunder.

4.

Rights Upon Event of Default. Upon the occurrence of an Event of Default, Secured Party may, from time to time, without notice of election and without demand, do any one or more of the following all of which are authorized by Grantor:

4.1

Make such payments and do such acts as it considers necessary or reasonable to protect its security interests in the Collateral. Grantor authorizes Secured Party to enter the premises where the Collateral is located, take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Secured Party or its assignee appears to be prior or superior to Secured Party’s security interests and to pay all expenses incurred in connection therewith;

4.2

Sell all or a portion of the Collateral in one or more public or private sales via strict foreclosure;

4.3

Take any other action or actions permitted to a secured creditor under the UCC.

The rights and remedies of Secured Party under this Agreement and the other agreements, instruments and documents delivered and/or executed in connection with the Obligations shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by Law, or inequity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Grantors’ part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election or acquiescence.

5.

Costs and Expenses. Grantor agrees to pay to Secured Party all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement the Note or this Agreement whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision thereof. All advances, charges, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by the Note or this Agreement (including, without limitation, the right to perform any Obligation of Grantor under the Note or this Agreement), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be paid to Secured Party by Grantor, immediately upon demand, together with interest thereon at the rates provided for under the Note or this Agreement, as applicable.

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6.

Statute of Limitations and Other Laws. Until the Obligations shall have been paid and performed in full (if triggered), the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Obligations may have become barred by any statute of limitations, Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

7.

Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Obligations, but each and every term, and condition hereof shall be in addition thereto. All provisions contained in the Note or this Agreement that apply generally are fully applicable to this Agreement and are incorporated herein by this reference.

8.

No Marshaling. The obligations of Grantor are independent of the obligations of any other Person, and Grantor waives any and all rights and defenses that are or may become available to Grantor by reason of Section 3433 of the California Civil Code. Grantor expressly waives any right to require Secured Party to proceed against any other Person, to proceed against or exhaust any Collateral or any other security for the Obligations or to pursue any remedy Secured Party may have at any time. Grantor agrees that Secured Party may proceed against any one or more Persons and/or the Collateral in such order and manner as Secured Party shall determine in its sole and absolute discretion. A separate action or actions may be brought and prosecuted against any Grantor whether an action is brought or prosecuted against any other Person or with respect to any Collateral or whether any other Person shall be joined in any such action or actions.

9.

Understandings with Respect to Waivers and Consents. Grantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against any other Person, Secured Party or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

10.

Continuing Effect. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s Property, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof is, pursuant to applicable Law, rescinded or reduced in amount or must otherwise be restored or returned by Secured Party, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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11.

Further Assurances. At any time and from time to time upon the request of the Secured Party, Grantor will execute and deliver such further documents and instruments and do such other acts as Secured Party may reasonably request in order to effect fully the purposes of this Agreement, to create, perfect, maintain, and preserve a first priority security interest in the Collateral in favor of the Secured Party, to facilitate any sale, transfer or other disposition of Collateral and to make any sale, transfer or other disposition of Collateral valid, binding, and in compliance with applicable law.

12.

Counterparts. This Agreement may be executed in one or more counterparts or by facsimile or .pdf, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

13.

Notices All notices, requests, demands and other communications required or permitted to be made hereunder shall be in writing and shall be deemed duly given if hand delivered against a signed receipt therefor, sent by registered or certified mail, return receipt requested, first class postage prepaid, sent by nationally recognized overnight delivery service, sent by confirmed facsimile transmission, or sent by confirmed e-mail, in each case addressed to the party entitled to receive the same at the address specified below:

If to Secured Party, then to:

Fifty-Six Hope Road Music Limited

Attn: Doreen Crujeras

100 West 33rd Street

Suite 1007

New York, NY, 10001

Email: Doreen@bobmarley.com

and a copy, sent as prescribed herein, to:

Bonnie Eskenazi, Esq.

Greenberg Glusker Fields Claman & Machtinger LLP

1900 Avenue of the Stars

21st Floor

Los Angeles, CA 90067

E-mail: beskenazi@greenbergglusker.com

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If to Grantor, then to:

Jammin Java Corp.

Attn: Anh Tran

4730 Tejon St.

Denver, CO 80211

E-mail: anh@marleycoffee.com

Telephone No.: (303) 396-1756

14.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its choice of law provisions. All actions or legal proceedings shall be brought in the courts of Los Angeles County, State of California.

15.

Entire Agreement; Amendment. This Agreement and the Secured Promissory Note constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. Except as set forth elsewhere herein, this Agreement may not be modified, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

16.

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Note shall be interpreted as if such provision were so excluded, and (iii) the balance of the Note shall be enforceable in accordance with its terms.

17.

Headings. The Section and Subsection headings used herein are for convenience or reference only, are not a part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, any provision of this Agreement.

18.

Acknowledgement; Drafting Presumption. Each of the parties hereto acknowledges that it has read this Agreement and knows and understands its contents, and that it has had the opportunity to consult with and to be advised by its own legal counsel with respect to this Agreement to the extent deemed advisable by it. Maker acknowledges that the Holder’s attorneys, Greenberg Glusker Fields Claman & Machtinger LLP, do not represent it in connection with this Agreement or any matters arising from or relating to this Agreement. No presumption shall be applied in any interpretation of this Agreement to the effect that the terms hereof shall be more strictly construed against one party by reason of any rule or construction that a document is to be construed more strictly against the party who prepared it.

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IN WITNESS WHEREOF, Grantor and Secured Party have executed this Agreement by their respective duly authorized officers or trustees as of the date first written above.

Grantor:

JAMMIN JAVA CORP.

By:	/s/ Anh Tran
Name:	Anh Tran
Title:	President

Secured Party:

FIFTY-SIX HOPE ROAD MUSIC LIMITED

By:
Name:
Title:

FIFTY-SIX HOPE ROAD MUSIC LIMITED

By:	/s/ David Marley
Name:	David Marley
Title:	Director

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